Exhibit 10.(iii)C(1)
PROPOSED RESOLUTION APPROVING REVISION OF
APPENDIX A OF THE FARMLAND INDUSTRIES, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                   RESOLUTION

     WHEREAS, Section 4 of the Farmland Industries, Inc. Supplemental Executive Retirement Plan provides that Appendix A of the Plan may be revised from time to time by the Board of Directors of Farmland Industries, Inc.

     NOW THEREFORE BE IT RESOLVED, that in accordance with that provision, the Appendix A , the list of Participants in the Plan, shall be revised by making the following additions and deletions:

     Additions:     William J. Adams
                    Bruce A. Benschoter
                    G. Gary Cannavo
                    David A. Fulton
                    George W. Haney
                    Holly D. McCoy
                    Kent G. Nunn
                    Gregg L. Parvin
                    Paul J. Prijatel
                    Jeffrey R. Roberts
                    Leon Stonechipher
                    Robert B. Terry
                    Curtis V. Walther
                    Jerry B. Waters
                    Bryce C. Wells

     Deletions:     Harold A. Carter
                    Edwin D. Wallace
                    Carl Morris

                                  APPENDIX  A
                                       TO
                     FARMLAND INDUSTRIES, INC. SUPPLEMENTAL
                            EXECUTIVE RETIREMENT PLAN

Allen, William                      Shepard, R.
Adams, William J.                   Stonecipher, Leon
Baldwin, Mark                       Sweat, Mike
Benschoter, Bruce A.                Terry, Robert B.
Berardi, John                       Vickers, Keith
Campbell, Terry                     Walther, Curtis V.
Cannavo, Gary                       Waters, Jerry B.
Cleberg, Harry                      Wells, Bryce
Daniel, Merl
Daugherty, Tim
Dees, Steve
Douglass, Robert
Evans, Gary
Filson, Dave
Fulton, David A.
Grazier, George
Haney, George W.
Hodges, Chris
Honse, Robert
Kimble, Donald
McCoy, Holly D.
Morrison, Gary
Nunn, Kent G.
Otwell, Kenneth
Pardun, Ray
Parvin, Gregg L.
Prijatel, Paul John
Richter, George
Rieman, Stan
Roberts, Jeffrey R.
Sadler, Michael
Sander, D.
Sanders, Bernard
Schrodt, Fred